SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2006
ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEW YORK	1-4482	11-1806155

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK		11747

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (631) 847-2000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
     On May 17, 2006, Arrow Electronics, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Employment Agreement dated as of January 1, 2004, by and between the Company and Germano Fanelli. The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	Exhibits:

Exhibit No.	Description
10.1	Amendment dated May 17, 2006 to Employment Agreement, dated as of January 1, 2004, by and between the Company and Germano Fanelli
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.
Date: May 19, 2006	By:	/s/ Peter S. Brown
		Name:	Peter S. Brown
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description	Page
10.1	Amendment dated May 17, 2006 to Employment Agreement, dated as of February 3, 2003, by and between the Company and William E. Mitchell	4

3